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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Reports to Shareholders.

ANNUAL REPORT

December 31, 2004

Mosaic Income Trust

  Mosaic Intermediate Income Fund
  Mosaic Government Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance
Review of Period	1
Outlook	1
Fund Overview	2
Comparison of Changes in the Value of a $10,000 Investment	4
Report of Independent Registered Public Accounting Firm	5
Portfolio of Investments
Government Fund	6
Intermediate Income Fund	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Management Information	18

Management's Discussion of Fund Performance

Review of Period

The year 2004 proved to be another positive year for bond investors, despite some serious headwinds. The Federal Reserve Board raised rates five times, while there was considerable evidence of economic expansion and increasing inflationary pressures, most notably in the price of energy. All of these factors tend to provide impetus for higher rates, which will drive down the value of existing bonds. Yet when we review intermediate rates across the annual period ended December 31, 2004, the benchmark 10-Year Treasury's yield ended the year just about where it began; 4.22% compared to an initial 4.25%.

A year ago, as we looked forward to 2004, we envisioned a year of steady economic growth with more modest stock market returns than the banner year we experienced in 2003 and growing pressure on bonds. The dangers in the bond market were demonstrated in the March through June period, when the yield on the 10-Year Treasury jumped to 4.87%, a sharp move from its annual low in March of 3.68%.

Overall, the economy demonstrated moderate growth over the year, in the range of 3.5% to 4.0%. However, this wasn't an entirely smooth ride, as we saw a widely publicized "soft patch" appear over the summer. Concerns were particularly focused on surging oil prices, which peaked above $50 a barrel, and weak retail sales growth, a possible corollary to fuel costs, which were seen as sapping discretionary income. However, looking back, the revised figures show GDP growth of 3.3% in the second quarter, and 4.0% in the third quarter, with all evidence of increased growth in the fourth quarter. Perhaps the "soft patch" wasn't quite as soft as it appeared at the time.

Meanwhile, the Federal Reserve continued to follow its "measured" policy of rate increases, with 25 basis point incremental increases in June, August, September, November and December moving the federal funds rate from 1.00% at the beginning of year to 2.25% at year end.

Next to oil prices, the most prominent economic story was the steady decline of the U.S. dollar against foreign currencies. A sharply declining dollar has complex, and sometimes unpredictable, results on the domestic economy and the fortunes of individual companies. One immediate result is an increased competitiveness of U.S. made products overseas, a factor likely to benefit companies with a large percentage of international sales. At the same time, the prices of imports come under pressure, producing inflationary pressures at home. Inflation is typically correlated with high interest rates, while higher interest rates can lead to lower corporate profits and economic slowdown.

Outlook

Our initial take on the economy of 2005 is that it will retain much of the character of this past year. At the same time, some of the undercurrents may emerge as much stronger forces. Continued dollar weakness will further test the resolve of foreign central banks, and could be a catalyst for higher long-term interest rates. Another area we will be monitoring closely is employment. Widely seen as a barometer for economic growth, monthly payroll data is extremely difficult to predict and only provides valuable information after several revisions. We've also witnessed some signs of slowing worker productivity. Increased efficiencies have been one of the main factors cited in constraining employment growth. As we reach limits on productivity, employers will have to either extend working hours for current employees or hire more workers. Accordingly, we look for a marked pickup in the rate of hiring in the first half of 2005. And, finally, inflation could shape up to be the surprise of 2005. One strong force has been the strong uptrend of a wide range of commodity prices. Production capacity--how much product a plant or factory can produce--while not yet at its limit, is moving in that direction. In short, we see increased inflation pressures, corporations showing willingness to raise prices, and long-term interest rates that could easily go higher. As a result of these and other factors, we begin 2005 retaining the defensive duration positioning of 2004, while working just as hard to add value through asset allocation and security selection.

Fund Overview

Mosaic Government Fund

Mosaic Government Fund returned 0.89% for the annual period ended December 31, 2004. This return trailed the fund's peers, as the Lipper Intermediate Government Fund Index rose 2.85%. This return difference largely reflects management's defensive positioning of the portfolio at a shorter duration. If interest rates rise over the ensuing months, shareholders will see the benefits, since shorter bonds will retain their value far better than longer bonds. The Fund's 30-day SEC yield at period end was 2.62%.

Mosaic Government was heavily weighted towards government agency notes, whose added yields over Treasuries (spreads) continued to appeal to management. The fund's largest positions during this period were short to intermediate duration bonds issued by Freddie Mac, Fannie Mae and the US Treasury.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 FOR MOSAIC GOVERNMENT
% of net assets
Freddie Mac, 5.5%, 9/15/11	8.80%
US Treasury Note, 4.75%, 11/15/08	8.07%
US Treasury Note, 5.875%, 11/15/05	7.91%
US Treasury Note, 4.625%, 5/15/06	7.88%
US Treasury Note, 4%, 6/15/09	6.87%
Freddie Mac, 3.5%, 9/15/07	6.76%
Fannie Mae, 6%, 12/15/05	5.94%
Freddie Mac, 5.125%, 10/15/08	5.07%
Fannie Mae, 4%, 12/15/08	4.81%
Freddie Mac, 6.875%, 1/15/05	4.43%

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund returned 2.30% for the one-year period ended December 31, 2004. Over the same period, the Lipper Intermediate Investment Grade Index was up 4.28%. The performance gap was largely a duration story, as the fund's shorter maturity was a net negative for 2004. Although there was considerable volatility within the year, rates remained virtually static from the beginning of the year to the end of the year. In this environment, yield advantage from longer bonds becomes the primary determinant of relative performance. At period end, the fund's duration was 2.70 years, while its 30-day SEC yield was 2.86%.

The bulk of the fund was invested in high-quality, intermediate corporate bonds throughout the period, with much of the remainder in government agency securities. The fund did retain a significant position in corporate bonds rated Baa by Moody's, ending the period with 28.3% of the portfolio so rated. Ba bonds, the lowest rated bonds in the portfolio, began the period as 10.6% of holdings and ended the period at 8.4%, reflecting management's continued concern over taking excessive risks.

Looking forward, we continue to believe that corporate bonds will retain their positive risk/reward ratio over Treasuries, while allowing us to reap additional yield while retaining lower interest-rate risk.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 FOR MOSAIC INTERMEDIATE INCOME
Fannie Mae, 3.375%, 11/9/07	8.27%
Fannie Mae, 6%, 12/15/05	5.12%
Occidental Petroleum, 7.375%, 11/15/08	3.72%
AT&T Broadband, 8.375%, 3/15/13	3.71%
Lexmark Int'l, 6.75%, 5/15/08	3.58%
MGIC Investment Corp., 6%, 3/15/07	3.48%
Int'l Lease Finance, 5.75%, 10/15/06	3.45%
Chevron Phillips, 5.375%, 6/15/07	3.44%
US Treasury Note, 4.625%, 5/15/06	3.39%
Kraft Foods, 4.625%, 11/1/06	3.39%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Income Trust (the "Trust"), including the Mosaic Government Fund and Mosaic Intermediate Income Fund (collectively, the "Funds"), as of December 31, 2004, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2003 and financial highlights for each of the four years in the period then ended were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 13, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2004 financial statements and 2004 financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2004, the results of their operations, the changes in their net assets, and financial highlights for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Grant Thornton LLP

Chicago, Illinois
February 11, 2005

Government Fund - Portfolio of Investments, December 31, 2004

Credit Rating*			Principal Amount	Value
Moody's	S&P
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 96.8% of net assets

		U.S. GOVERNMENT AGENCY NOTES: 47.4%
Aaa	AAA	Fannie Mae, 6%, 12/15/05	$300,000	$308,471
Aaa	AAA	Fannie Mae, 3.375%, 11/9/07	200,000	199,543
Aaa	AAA	Fannie Mae, 3.25%, 8/15/08	20,000	19,753
Aaa	AAA	Fannie Mae, 4%, 12/15/08	250,000	249,961
Aaa	AAA	Federal Home Loan Bank, 3.875%, 8/22/08	200,000	200,305
Aaa	AAA	Freddie Mac, 6.875%, 1/15/05	230,000	229,968
Aaa	AAA	Freddie Mac, 4.875%, 3/15/07	150,000	154,957
Aaa	AAA	Freddie Mac, 3.5%, 9/15/07	350,000	351,224
Aaa	AAA	Freddie Mac, 5.125%, 10/15/08	250,000	263,257
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	425,000	457,248

		U.S. TREASURY NOTES: 35.1%
Aaa	AAA	US Treasury Notes, 5.875%, 11/15/05	400,000	410,766
Aaa	AAA	US Treasury Notes, 4.625%, 5/15/06	400,000	409,344
Aaa	AAA	US Treasury Notes, 4.375%, 5/15/07	200,000	205,617
Aaa	AAA	US Treasury Notes, 4.75%, 11/15/08	400,000	419,078
Aaa	AAA	US Treasury Notes, 4%, 6/15/09	350,000	356,768

		MORTGAGE BACKED SECURITIES: 14.3%
Aaa	AAA	Fannie Mae, Mortgage Pool #555345, 5.5%, 2/1/18	119,663	123,906
Aaa	AAA	Fannie Mae, Mortgage Pool #555545, 5%, 6/1/18	174,990	178,013
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	56,942	59,785
Aaa	AAA	Fannie Mae, Mortgage Pool #254346, 6.5%, 6/1/32	49,433	51,902
Aaa	AAA	Fannie Mae, Mortgage Pool #254405, 6%, 8/1/32	85,478	88,532
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E57247, 6.5%, 3/1/09	51,720	54,694
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E90778, 5.5%, 8/1/17	89,366	92,444
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #C01364, 6.5%, 6/1/32	52,418	55,058
Aaa	AAA	Government National Mortgage Association II, Guaranteed Pass Through Certificates #2483, 7%, 9/20/27	28,251	29,998

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $4,963,612)		$4,970,592

		REPURCHASE AGREEMENT: 3.6% of net assets With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $189,349 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $184,015 (Cost $184,000).		184,000

		TOTAL INVESTMENTS: 100.4% of net assets (Cost $5,147,612)		$5,154,592

		LIABILITIES LESS CASH AND RECEIVABLES: (0.4)% of net assets		(22,578)

		NET ASSETS: 100%		$5,132,014

Intermediate Income Fund - Portfolio of Investments, December 31 2004

Credit Rating*			Principal Amount	Value
Moody's	S&P
		CORPORATE DEBT SECURITIES: 72.4% of net assets

		CONSUMER STAPLES: 6.0%
A2	A	Coca-Cola Enterprise, 5.25%, 5/15/07	$150,000	$156,020
A3	BBB+	Kraft Foods Inc, 4.625% 11/1/06	200,000	204,212

		ENERGY: 5.4%
Baa1	BBB+	Occidental Petroleum, 7.375%, 11/15/08	200,000	224,472
Baa3	BBB	Oryx Energy Company, 8.125%, 10/15/05	100,000	102,868

		FINANCIALS: 8.7%
A3	A	Countrywide Home Loan, 5.625% 5/15/07	150,000	156,555
A1	A	Household Finance Co, 7.875%, 3/1/07	150,000	163,308
A1	AA-	International Lease Finance, 5.75%, 10/15/06	200,000	208,295

		HEALTH CARE: 4.4%
Ba3	BB+	Amerisourcebergen Co, 8.125%, 9/1/08	125,000	139,688
A3	A	United Healthcare Group, 5%, 8/15/14	125,000	125,990

		INDUSTRIAL: 21.4%
Ba3	BB+	American Standard, 7.375%, 2/1/08	175,000	192,077
A2	A	CIT Group Inc, 5.75%, 9/25/07	150,000	157,787
Baa1	BBB+	Chevron Phillips, 5.375%, 6/15/07	200,000	207,432
A3	BBB	Daimler Chrysler, 6.4%, 5/15/06	150,000	156,095
A3	BBB-	Ford Motor Credit, 6.875%, 2/1/06	150,000	154,570
Baa3	BBB-	Lear Corp, 8.11%, 5/15/09	140,000	158,929
Baa3	BB+	Lubrizol Corp, 4.625%, 10/1/09	100,000	99,951
Baa3	BB+	Tricon Global, 7.65%, 5/15/08	150,000	167,430

		INSURANCE: 8.5%
Baa2	BBB	Harleysville Group, 5.75%, 7/15/13	150,000	142,769
Baa3	BBB-	Markel Corp, 6.8%, 2/15/13	150,000	162,183
A1	A	MGIC Investment Corp, 6%, 3/15/07	200,000	210,139

		RETAILERS-APPAREL: 2.7%
Ba3	BB+	Gap Inc, 6.9%, 9/15/07	150,000	162,000

		TECHNOLOGY: 9.3%
A3	A-	Hewlett-Parkard Co, 3.625%, 3/15/08	200,000	199,163
A3	BBB	Lexmark International, 6.75%, 5/15/08	200,000	215,610
Baa3	BBB	Motorola Inc, 8%, 11/1/11	125,000	149,697

		TELECOMMUNICATIONS: 5.5%
Baa3	BBB	AT&T Broadband, 8.375%, 3/15/13	181,000	223,535
Baa3	BBB-	Sprint Capital Corp, 6.125%, 11/15/08	100,000	107,335

		UTILITIES: 0.5%
A2	BBB+	Wisconsin Power & Light, 7.625%, 3/1/10	$25,000	$28,780

		TOTAL CORPORATE DEBT SECURITIES (Cost $4,241,624)		$4,376,890

		COLLATERALIZED MORTGAGE OBLIGATIONS: 1.3% of net assets

Aaa	AAA	Federal National Mortgage Association, Mortgage Pool #636758, 6.5%, 5/1/32	75,922	79,713

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $76,591)		$79,713

		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 21.9% of net assets

Aaa	AAA	Fannie Mae, 6%, 12/15/05	300,000	308,471
Aaa	AAA	Fannie Mae, 3.375%, 11/9/07	500,000	498,858
Aaa	AAA	Freddie Mac, 5.25%, 1/15/06	150,000	153,251
Aaa	AAA	Freddie Mac, 4.875%, 3/15/07	150,000	154,957
Aaa	AAA	US Treasury Note, 4.625%, 5/15/06	200,000	204,672

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,322,363)		$1,320,209

		REPURCHASE AGREEMENT: 3.0% of net assets
		With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $187,290 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $182,015 (Cost $182,000).		182,000

		TOTAL INVESTMENTS: 98.6% of net assets (Cost $5,822,578)		$5,958,812

		CASH AND RECEIVABLES LESS LIABILITIES: 1.4% of net assets		82,465

		NET ASSETS: 100%		$6,041,277

Notes to the Portfolio of Investments:

* – Unaudited;  Moody's – Moody's Investors Services, Inc.;  S&P – Standard & Poor's Corporation

Statements of Assets and Liabilities

December 31, 2004

	Government Fund	Intermediate Income Fund
ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$4,970,592	$5,776,812
Repurchase agreements	184,000	182,000
Total investments*	5,154,592	5,958,812
Cash	961	264
Receivables
Interest	41,020	73,571
Capital shares sold	2,289	23,973
Total assets	5,198,862	6,056,620

LIABILITIES
Payables
Capital shares redeemed	64,180	12,675
Independent trustee and auditor fees	2,668	2,668
Total liabilities	66,848	15,343

Net Assets	$5,132,014	$6,041,277

Net assets consists of:
Paid in capital	$5,206,718	$6,891,667
Accumulated net realized losses	(81,684)	(986,624)
Net unrealized appreciation on investments	6,980	136,234
Net Assets	$5,132,014	$6,041,277

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized. (Note 8)	505,050	910,205

NET ASSET VALUE PER SHARE	$10.16	$6.64
*INVESTMENT SECURITIES, AT COST	$5,147,612	$5,822,578

Statements of Operations
For the year ended December 31, 2004

	Government Fund	Intermediate Income Fund
INVESTMENT INCOME (Note 1)
Interest income	$209,681	$269,917

EXPENSES (Notes 3 and 5)
Investment advisory fees	32,991	38,422
Other expenses:
Service agreement fees	24,292	24,409
Independent trustee and auditor fees	3,183	3,183
Total other expenses	27,475	27,592
Total expenses	60,466	66,014

NET INVESTMENT INCOME	149,215	203,903

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	9,961	66,940
Change in net unrealized appreciation of investments	(111,467)	(127,258)

NET LOSS ON INVESTMENTS	(101,506)	(60,318)

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,709	$143,585

Statements of Changes in Net Assets
For the year ended December 31

	Government Fund		Intermediate Income Fund
	2004	2003	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$149,215	$182,863	$203,903	$252,044
Net realized gain on investments	9,961	27,355	66,940	112,890
Change in net unrealized appreciation on investments	(111,467)	(148,067)	(127,258)	(63,997)
Total increase in net assets resulting from operations	47,709	62,151	143,585	300,937

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(149,215)	(182,863)	(203,903)	(252,044)

CAPITAL SHARE TRANSACTIONS (Note 8)	(121,997)	(462,703)	(326,037)	(460,625)

TOTAL DECREASE IN NET ASSETS	(223,503)	(583,415)	(386,355)	(411,732)

NET ASSETS
Beginning of year	$5,355,517	$5,938,932	$6,427,632	$6,839,364
End of year	$5,132,014	$5,355,517	$6,041,277	$6,427,632

Financial Highlights
Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND

	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$10.36	$10.58	$10.24	$9.97	$9.54
Investment operations:
Net investment income	0.29	0.35	0.41	0.48	0.51
Net realized and unrealized gain (loss) on investments	(0.20)	(0.22)	0.34	0.27	0.43
Total from investment operations	0.09	0.13	0.75	0.75	0.94
Less distributions from net investment income	(0.29)	(0.35)	(0.41)	(0.48)	(0.51)
Net asset value, end of year	$10.16	$10.36	$10.58	$10.24	$9.97
Total return (%)	0.89	1.24	7.45	7.62	10.19
Ratios and supplemental data
Net assets, end of year (in thousands)	$5,132	$5,356	$5,939	$5,282	$5,149
Ratio of expenses to average net assets (%)	1.15	1.15	1.14	1.15	1.15
Ratio of net investment income to average net assets (%)	2.83	3.32	3.92	4.67	5.31
Portfolio turnover (%)	55	31	44	34	33

INTERMEDIATE INCOME FUND

	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$6.71	$6.66	$6.67	$6.48	$6.31
Investment operations:
Net investment income	0.22	0.25	0.30	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.07)	0.05	(0.01)	0.19	0.17
Total from investment operations	0.15	0.30	0.29	0.56	0.57
Less distributions from net investment income	(0.22)	(0.25)	(0.30)	(0.37)	(0.40)
Net asset value, end of year	$6.64	$6.71	$6.66	$6.67	$6.48
Total return (%)	2.30	4.63	4.56	8.81	9.49
Ratios and supplemental data
Net assets, end of year (in thousands)	$6,041	$6,428	$6,839	$6,267	$4,286
Ratio of expenses to average net assets (%)	1.07	1.08	1.07	1.07	1.08
Ratio of net investment income to average net assets (%)	3.32	3.76	4.61	5.61	6.43
Portfolio turnover (%)	46	36	54	28	18

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds (the "Funds") whose objective is to receive and distribute bond income. The Government Fund invests in securities of the U.S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as "B" by Moody's Investors Service, Inc. or Standard & Poor's Corporation. A third Mosaic Income Trust portfolio, available to certain institutional investors (as defined in the fund's prospectus) presents its financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2004 and 2003 were as follows:

	2004	2003
Government Fund:
Distributions paid from ordinary income	$149,215	$182,863
Intermediate Income Fund:
Distributions paid from ordinary income	$203,903	$252,044

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized losses	$(79,515)
Net unrealized appreciation on investments	4,811
$(74,704)
Intermediate Income Fund:
Accumulated net realized losses	$(985,465)
Net unrealized appreciation on investments	135,075
$(850,390)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2004, the Government and Intermediate Income Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2005	$64,210	$ --
December 31, 2006	--	153,185
December 31, 2007	9,847	486,268
December 31, 2008	5,458	89,747
December 31, 2009	--	12,901
December 31, 2010	--	243,364

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. In the Government Fund, permanent differences relating to the expiration of capital loss carryover totaling $33,596 were reclassified from accumulated net realized losses to net paid in capital on shares of beneficial interest.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Government Fund has approximately a 0.5% interest and the Intermediate Income Fund has approximately a 0.5% interest in the consolidated repurchase agreement of $34,394,000 collateralized by $35,393,769 in United States Treasury Notes. Proceeds at maturity are $34,396,866.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov't securities	$2,778,484	$2,797,474
Other purchases	--	--
Intermediate Income Fund:
U.S. Gov't securities	$1,310,110	$1,767,378
Other sales	1,398,244	1,190,142

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. Through May 12, 2004, this percentage was 0.52% for the Government Fund and 0.45% for the Intermediate Income Fund.

Effective May 13, 2004, the Funds began paying the expenses of the Fund's Independent Trustees and auditors ("Independent Service Providers") directly. Therefore, the Funds reduced the amount of fees paid to the Advisor prior to May 13, 2004 by the amounts paid directly to the Independent Service Providers. Through December 31, 2004, the reduced services fee was 0.43% for the Government Fund and 0.37% for the Intermediate Income Fund. The amounts paid by each fund directly for Independent Service Providers fees was $3,183 and $3,183 for the Government and Intermediate Income Funds, respectively.

6. Fund Expenses.

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Government Fund	1.36%	$1,000.00	$1,013.56	1.15%	$5.82
Intermediate Income Fund	2.39%	$1,000.00	$1,023.90	1.07%	$5.48
[1]For the six months ended December 31, 2004

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not either Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in either Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Government Fund	5.00%	$1,000.00	$1,025.40	1.15%	$5.83
Intermediate Income Fund	5.00%	$1,000.00	$1,025.40	1.07%	$5.46
[1]For the six months ended December 31, 2004
[2]Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2004:

	Government Fund	Intermediate Income Fund

Aggregate Cost	$5,149,781	$5,823,737
Gross unrealized appreciation	27,309	158,414
Gross unrealized depreciation	(20,329)	(22,180)
Net unrealized appreciation	$4,811	$135,075

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2004	2003
In Dollars
Shares sold	$370,239	$563,828
Shares issued in reinvestment of dividends	137,346	170,488
Total shares issued	507,585	734,316
Shares redeemed	(629,582)	(1,197,019)
Net increase (decrease)	$(121,997)	$(462,703)

In Shares
Shares sold	35,951	53,363
Shares issued in reinvestment of dividends	13,401	16,279
Total shares issued	49,352	69,642
Shares redeemed	(61,254)	(114,189)
Net increase (decrease)	(11,902)	(44,547)

Intermediate Income Fund	Year Ended December 31,
	2004	2003
In Dollars
Shares sold	$975,660	$988,002
Shares issued in reinvestment of dividends	181,105	220,413
Total shares issued	1,156,765	1,208,415
Shares redeemed	(1,482,802)	(1,669,040)
Net increase (decrease)	$(326,037)	$(460,625)

In Shares
Shares sold	146,516	146,878
Shares issued in reinvestment of dividends	27,171	32,859
Total shares issued	173,687	179,737
Shares redeemed	(221,847)	(248,332)
Net increase (decrease)	(48,160)	(68,595)

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison's Wisconsin State Journal newspaper; managing partner of Forecastle, Inc. (2000-present).	All 12 Mosaic Funds	Madison Newspapers, Inc., Forecastle, Inc., Nerites, Inc. and US Bank-Madison; Trustee of the Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds	Park Bank; Trustee of the Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds	Grand Mountain Bank, FSB; Trustee of the Madison Claymore Covered Call Fund

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds	Capital Bankshares, Inc. and Outrider Foundation, Inc.; Trustee of the Madison Claymore Covered Call Fund
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 12 Mosaic Funds, but does not serve as Trustee of Mosaic Equity Trust	None

 Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and CCO	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 12 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

ANNUAL REPORT

December 31, 2004

Mosaic Income Trust

  Mosaic Institutional Bond Fund

Contents

Management's Discussion of Fund Performance	1
Review of Period	1
Outlook	1
Fund Overview	2
Report of Independent Registered Public Accounting Firm	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Management Information	14

Management's Discussion of Fund Performance

Review of Period

The year 2004 proved to be another positive year for bond investors, despite some serious headwinds. The Federal Reserve Board raised rates five times, while there was considerable evidence of economic expansion and increasing inflationary pressures, most notably in the price of energy. All of these factors tend to provide impetus for higher rates, which will drive down the value of existing bonds. Yet when we review intermediate rates across the annual period ended December 31, 2004, the benchmark 10-Year Treasury's yield ended the year just about where it began; 4.22% compared to an initial 4.25%.

A year ago, as we looked forward to 2004, we envisioned a year of steady economic growth with more modest stock market returns than the banner year we experienced in 2003 and growing pressure on bonds. The dangers in the bond market were demonstrated in the March through June period, when the yield the 10-Year Treasury jumped to 4.87%, a sharp move from its annual low in March of 3.68%.

Overall, the economy demonstrated moderate growth over the year, in the range of 3.5% to 4%. However, this wasn't an entirely smooth ride, as we saw a widely publicized "soft patch" appear over the summer. Concerns were particularly focused on surging oil prices, which peaked above $50 a barrel, and weak retail sales growth, a possible corollary to fuel costs, which were seen as sapping discretionary income. However, looking back, the revised figures show GDP growth of 3.3% in the second quarter, and 4.0% in the third quarter, with all evidence of increased growth in the fourth quarter. Perhaps the "soft patch" wasn't quite as soft as it appeared at the time.

Meanwhile, the Federal Reserve continued to follow its "measured" policy of rate increases, with 25 basis point incremental increases in June, August, September, November and December moving the federal funds rate from 1.00% at the beginning of year to 2.25% at year end.

Next to oil prices, the most prominent economic story was the steady decline of the U.S. dollar against foreign currencies. A sharply declining dollar has complex, and sometimes unpredictable, results on the domestic economy and the fortunes of individual companies. One immediate result is an increased competitiveness of U.S. made products overseas, a factor likely to benefit companies with a large percentage of international sales. At the same time, the prices of imports come under pressure, producing inflationary pressures at home. Inflation is typically correlated with high interest rates, while higher interest rates can lead to lower corporate profits and economic slowdown.

Outlook

Our initial take on the economy of 2005 is that it will retain much of the character of this past year. At the same time, some of the undercurrents may emerge as much stronger forces. Continued dollar weakness will further test the resolve of foreign central banks, and could be a catalyst for higher long-term interest rates. Another area we will be monitoring closely is employment. Widely seen as a barometer for economic growth, monthly payroll data is extremely difficult to predict and only provides valuable information after several revisions. We've also witnessed some signs of slowing worker productivity. Increased efficiencies have been one of the main factors cited in constraining employment growth. As we reach limits on productivity, employers will have to either extend working hours for current employees or hire more workers. Accordingly, we look for a marked pickup in the rate of hiring in the first half of 2005. And, finally, inflation could shape up to be the surprise of 2005. One strong force has been the strong uptrend of a wide range of commodity prices. Production capacity--how much product a plant or factory can produce--while not yet at its limit, is moving in that direction. In short, we see increased inflation pressures, corporations showing willingness to raise prices, and long-term interest rates that could easily go higher. As a result of these and other factors, we begin 2005 retaining the defensive duration positioning of 2004, while working just as hard to add value through asset allocation and security selection.

Fund Overview

The Institutional Bond Fund (the "Fund") returned 1.84% for the annual period ended December 31, 2004. This return trailed the fund's peers, as the Lipper Intermediate Investment Grade Index rose 4.28%. This return difference largely reflects management's defensive positioning of the portfolio at a shorter duration. If interest rates rise over the ensuing months, shareholders will see the benefits, since shorter bonds will retain their value far better than longer bonds. The Fund's 30-day SEC yield at period end was 2.97%, up from 2.36% from the beginning of the period. This shift reflects the general rise in shorter term rates over the course of the year, as the Federal Reserve issued five 0.25% increases. The Fund's duration was actively managed to retain its character, beginning the year at 2.32 and finishing the year at 2.26.

The Fund, which by prospectus, invests only in investment grade bonds, ended the period with 57.5% of the portfolio in corporate issues. Most of the remainder of the Fund was invested in short to intermediate duration bonds issued by the U.S. Treasury, Freddie Mac and Fannie Mae. To a great extent, this asset allocation was retained throughout the one-year period.

Looking forward, we continue to believe that shareholders are best served with a conservative duration posture and a weighting towards corporate bonds, which we see as  retaining their positive risk/reward ratio over Treasuries.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mosaic Institutional Bond Fund (the "Fund"), a series of Mosaic Income Trust, as of December 31, 2004, the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and financial highlights for each of the three years in the period then ended and for the period from May 1, 2000 through December 31, 2000 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 13, 2004.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 financial statements and 2004 financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Institutional Bond Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 11, 2005

Portfolio of Investments, December 31, 2004

Credit Rating*			Principal Amount	Value
Moody's	S&P
		DEBT INSTRUMENTS: 93.2% of net assets
		Corporate Obligations: 57.5%
A1	A+	American Express, 5.5%, 9/12/06	$155,000	$160,605
Aa3	A	Bank One Corp, 6.875%, 8/1/06	150,000	158,345
Aa1	AA-	Citigroup Inc, 5.75%, 5/10/06	200,000	206,598
A2	A	Coca-Cola Enterprise, 5.25%, 5/15/07	200,000	208,026
A3	A-	Conoco Inc, 6.35%, 4/15/09	205,000	224,544
A3	A	Countrywide Home Loan, 5.625%, 5/15/07	175,000	182,648
A1	A+	First Data Corporation, 4.7%, 8/1/13	175,000	174,994
A3	BBB-	Ford Motor Credit, 6.875%, 2/1/06	150,000	154,570
Aaa	AAA	General Electric Capital Corp, 4.625%, 9/15/09	200,000	205,391
Aa3	A+	Goldman Sachs, 6.65%, 5/15/09	185,000	204,337
A1	A	Household Finance Co, 7.875%, 3/1/07	185,000	201,413
A1	A+	IBM Corp, 4.75%, 11/29/12	150,000	153,412
A1	AA-	International Lease Finance, 5.75%, 10/15/06	200,000	208,295
A3	A-	Kohl's Corp, 6.7%, 2/1/06	190,000	196,821
Aa3	NA	Merrill Lynch, 7%, 1/15/07	200,000	213,338
Aa3	A+	Morgan Stanley Dean Witter, 6.875%, 3/1/07	170,000	182,231
Aa3	A	Nationsbank Corp, 7.5%, 9/15/06	200,000	213,616
A1	A+	SBC Communication, 5.75%, 5/2/06	185,000	190,992
A2	A+	Target Corp, 7.5%, 8/15/10	150,000	175,574
Aa3	AA	Texaco Capital Inc, 5.5%, 1/15/09	150,000	158,656
A2	A	Texas Instruments, 6.125%, 2/1/06	160,000	164,428
Aa3	A+	US Bancorp, 5.1%, 7/15/07	200,000	206,978
A1	A	WPS Resources Corp, 7%, 11/1/09	150,000	168,637
		U.S. Government & Agency Obligations: 35.7%
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	290,000	291,226
Aaa	AAA	Fannie Mae, 5.25%, 4/15/07	700,000	729,746
Aaa	AAA	Freddie Mac, 3.625%, 9/15/08	425,000	425,511
Aaa	AAA	US Treasury Notes, 5.875%,11/15/05	300,000	308,074
Aaa	AAA	US Treasury Notes, 4.625%,5/15/06	600,000	614,016
Aaa	AAA	US Treasury Notes, 4.75%,11/15/08	300,000	314,309
		TOTAL DEBT INSTRUMENTS (Cost $6,914,033)		$6,997,331
		REPURCHASE AGREEMENT: 5.5% of net assets With Morgan Stanley and Company issued 12/31/04 at 1.00%, due 1/3/05, collateralized by $421,918 in United States Treasury Notes due 5/15/18. Proceeds at maturity are $410,034 (Cost $410,000).		410,000
		TOTAL INVESTMENTS: 98.7% of net assets (Cost $7,324,033)		$7,407,331
		CASH AND RECEIVABLES LESS LIABILITIES: 1.3% of net assets		100,221
		NET ASSETS: 100%		$7,507,552

Notes to the Portfolio of Investments:

* – Unaudited;  Moody's – Moody's Investors Services, Inc.;  S&P – Standard & Poor's Corporation

Statement of Assets and Liabilities

December 31, 2004

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$6,997,331
Repurchase agreements	410,000
Total investments (cost $7,324,033)	7,407,331
Cash	938
Interest receivable	101,951
Total assets	$7,510,220
LIABILITIES
Independent trustee and auditor fees payable	2,668
Total liabilities.	$2,668
Net Assets	$7,507,552
Net assets consists of:
Paid in capital	$7,432,519
Accumulated net realized losses	(8,265)
Net unrealized appreciation on investments	83,298
Net Assets	$7,507,552
CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized. (Note 8)	726,315
NET ASSET VALUE PER SHARE	$10.34

Statement of Operations

For the year ended December 31, 2004

INVESTMENT INCOME (Note 1)
Interest income	$281,744
EXPENSES (Notes 3 and 5)
Investment advisory fees	22,227
Other expenses:
Service agreement fees	7,818
Independent trustee and auditor fees	3,183
Total other expenses	11,001
Total expenses	33,228
NET INVESTMENT INCOME	248,516
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	19,829
Change in net unrealized appreciation of investments	(133,554)
NET LOSS ON INVESTMENTS	(113,725)
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,791

Statements of Changes in Net Assets

For the year ended December 31

	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$248,516	$257,346
Net realized gain on investments	19,829	88,253
Change in net unrealized appreciation on investments	(133,554)	(123,113)
Total increase in net assets resulting from operations	134,791	222,486

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(248,516)	(257,346)

CAPITAL SHARE TRANSACTIONS (Note 8)	133,623	524,393

TOTAL INCREASE IN NET ASSETS	19,898	489,533

NET ASSETS
Beginning of period	$7,487,654	$6,998,121
End of period	$7,507,552	$7,487,654

Financial Highlights

Selected data for a share outstanding throughout each period indicated

	Year Ended December 31,				Period from May 1, 2000 (date of inception) through December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.50	$10.54	$10.54	$10.22	$10.00
Investment operations:
Net investment income	0.35	0.37	0.45	0.60	0.39
Net realized and unrealized gain (loss) on investments	(0.16)	(0.04)	0.04	0.35	0.23
Total from investment operations	0.19	0.33	0.49	0.95	0.62
Less distributions:
From net investment income	(0.35)	(0.37)	(0.45)	(0.60)	(0.39)
From net capital gains	--	.--	(0.04)	(0.03)	(0.01)
Total distributions	(0.35)	(0.37)	(0.49)	(0.63)	(0.40)
Net asset value, end of period	$10.34	$10.50	$10.54	$10.54	$10.22
Total return (%)	1.84	3.18	4.79	9.47	6.24(a)
Ratios and supplemental data
Net assets, end of period (in thousands)	$7,508	$7,488	$6,998	$6,325	$5,528
Ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.45	0.45
Ratio of net investment income to average net assets (%)	3.35	3.53	4.28	5.68	6.74
Portfolio turnover (%)	24	38	30	68	36

(a)Not annualized

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment manage-ment company. The Trust currently offers three portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Mosaic Institutional Bond Fund (the "Fund"), which commenced operations May 1, 2000. Its objectives and strategies are detailed in its prospectus. The remaining two Trust portfolios present their financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders quarterly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2004 and 2003 were as follows:

	2004	2003
Distributions paid from ordinary Income	$248,516	$257,346

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$(8,265)
Net unrealized appreciation on investments	83,298
$75,033

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2004, the Fund had available for federal income tax purposes an unused capital loss carryover of $8,265 which expires on December 31, 2010.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same Advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Institutional Bond Fund has approximately a 1.2% interest in the consolidated repurchase agreement of $34,394,000 collateralized by $35,393,769 in United States Treasury Notes. Proceeds at maturity are $34,396,866.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively "the Advisor"), earns an advisory fee equal to 0.30% per annum of the average net assets of the Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

	Purchases	Sales
U. S. Gov't Securities	$732,377	$860,00
Other	$1,134,352	$783,873

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. Through May 12, 2004, this percentage was 0.15%.

Effective May 13, 2004, the Fund began paying the expenses of the Fund's Independent Trustees and auditors ("Independent Service Providers") directly. Therefore, the Fund reduced the amount of fees paid to the Advisor prior to May 13, 2004 by the amounts paid directly to the Independent Service Providers. Through December 31, 2004, the reduced services fee was 0.08%. The Fund paid $3,183 directly for these Independent Service Providers fees.

6. Fund Expenses.

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table on the next page titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Institutional Bond Fund	1.98%	$1,000.00	$1,019.79	0.45%	$2.28
[1]For the six months ended December 31, 2004

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Institutional Bond Fund	5.00%	$1,000.00	$1,025.40	0.45%	$2.28
[1]For the six months ended December 31, 2004

[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2004:

Aggregate Cost	$7,324,033
Gross unrealized appreciation	117,557
Gross unrealized depreciation	(34,259)
Net unrealized appreciation	$83,298

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
	2004	2003
In Dollars
Shares sold	$149,406	$490,627
Shares issued in reinvestment of dividends	248,515	257,346
Total shares issued	397,921	747,973
Shares redeemed	(264,298)	(223,580)
Net increase	$133,623	$524,393

In Shares
Shares sold	14,316	46,296
Shares issued in reinvestment of dividends	23,881	24,331
Total shares issued	38,197	70,627
Shares redeemed	(25,258)	(21,161)
Net increase	12,939	49,466

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison's Wisconsin State Journal newspaper; managing partner of Forecastle, Inc. (2000-present).	All 12 Mosaic Funds	Madison Newspapers, Inc., Forecastle, Inc., Nerites, Inc. and US Bank-Madison; Trustee of the Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds	Park Bank; Trustee of the Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds	Grand Mountain Bank, FSB; Trustee of the Madison Claymore Covered Call Fund

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds	Capital Bankshares, Inc. and Outrider Foundation, Inc.; Trustee of the Madison Claymore Covered Call Fund
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 12 Mosaic Funds, but does not serve as Trustee of Mosaic Equity Trust	None

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and CCO	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 12 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None

*All interested Trustees and Officers of the Fund are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Fund, each of these individuals is considered an "interested person" of the Fund as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolio. Additionally, information regarding how the Fund voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, The Trust’s Board of Trustees elected Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that through May 2004, audit fees were paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are were not paid directly to the accountants.  Such fees continue to be accrued for pursuant to the Services Agreement, but are now paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended December 31, 2003 and 2004, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $96,875 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $72,000, (not including expenses expected to billed after completion of audit work and the date of this Form N-CSR).  Of these amounts, approximately $23,000 and $12,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Income Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 16, 2005

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 16, 2005